Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an officer of Aamaxan Transport Group, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2008

/s/ Chen Zhong

Chen Zhong
Chief Executive Officer

/s/ Xu Yifei

Xu Yifei
Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Aamaxan Transport Group, Inc. and will be retained by Aamaxan Transport Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.